BLACKROCK FUNDSSM

iShares Municipal Bond Index Fund

(the “Fund”)

Supplement dated November 20, 2018 to the

Summary Prospectuses of the Fund

On September 14, 2018, shareholders of State Farm Tax Advantaged Bond Fund (the “Target Fund”), a series of State Farm Mutual Fund Trust, approved a reorganization (the “Reorganization”) of the Target Fund with iShares Municipal Bond Index Fund (the “Acquiring Fund”), a series of BlackRock FundsSM. The Reorganization was completed as of November 19, 2018 (the “Closing Date”).

While the portfolio management team transitions the holdings of the Acquiring Fund to align with its investment objective and strategies, the Acquiring Fund may not be in compliance with all of its investment policies throughout the transition period. It is expected that the Acquiring Fund’s portfolio assets will be realigned and it will be in compliance with its investment policies within approximately 60 to 75 days of the Closing Date.

* * *

Shareholders should retain this Supplement for future reference.

SPRO-ISMBI-1118SUP